EP Asia Small Companies Fund
EP Latin America Fund
EP China Fund
Each a series of Investment Managers Series Trust

Supplement dated June 30, 2015, to the
Summary Prospectus dated March 5, 2015,
and the Prospectus and the Statement of Additional Information dated March 4, 2015

1.	Important Notice Regarding New Sheridan Advisors, Inc., Sub-Advisor to the EP Asia Small Companies Fund, EP Latin America Fund and EP China Fund

After the close of trading on the New York Stock Exchange on June 30, 2015, New Sheridan Advisors, Inc. (the “Sub-Advisor”), sub-advisor to the EP Asia Small Companies Fund, EP Latin America Fund and EP China Fund (the “Funds”), will be acquired by Champlain Investment Partners, LLC (“Champlain”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the acquisition of the Sub-Advisor by Champlain (the “Acquisition”) will result in an assignment and termination of the Sub-Advisor’s current sub-advisory agreement with respect to the Funds.  In anticipation of the Acquisition, the Board of Trustees of Investment Managers Series Trust (the “Trust”) has approved a new sub-advisory agreement with Champlain with respect to the Funds (the “New Agreement”).

The 1940 Act requires a new investment advisory agreement of a registered fund to be approved by a majority vote of the outstanding voting securities of that fund.  Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract under certain conditions.  Pursuant to Rule 15a-4, the Board of Trustees has appointed Champlain to serve as the interim sub-advisor to each Fund pursuant to an interim sub-advisory agreement and will be seeking approval of the New Agreement by the shareholders of the Fund.  The terms of the New Agreement are substantially similar to the terms of the prior sub-advisory agreement with the Sub-Advisor.

Euro Pacific Asset Management, LLC will continue as the investment advisor for each Fund.  The current portfolio managers of each Fund will continue to serve as the portfolio managers of the Fund as employees of Champlain after the Acquisition.

2.	Important Notice Regarding Changes to the EP Asia Small Companies Fund

On or about August 31, 2015, the name and principal investment strategies of the EP Asia Small Companies Fund will be changed as set forth below.  Further information regarding these matters will be provided in the Fund’s revised Summary Prospectus, Prospectus and Statement of Additional Information dated on or about that date.

Name Change:
The name of the Fund will be changed to EP Emerging Markets Small Companies Fund.

Principal Investment Strategies Changes:
The Fund’s principal investment strategies will be changed.  The Fund will seek to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in equity securities of small capitalization companies that are tied economically to emerging market countries. The Fund’s sub-advisor defines small companies as those companies with market capitalizations, at the time of investment, of below $3 billion.  Emerging market countries are those currently included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index. The Fund’s sub-advisor considers a company to be tied economically to a country if (1) the company is organized under the laws of an emerging market country, or has its principal office in an emerging market country; (2) at the time of investment, the company derived at least 50% of its total revenues during its most recent completed fiscal year from business activities in an emerging market country; or (3) the company's equity securities are traded principally on an exchange in an emerging market country.

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Benchmark Change:
The Fund’s primary benchmark will be changed from the MSCI All Country Asia Ex-Japan Small Cap Index to the MSCI EM Small Cap Index because the Fund’s advisor and sub-advisor believe the MSCI EM Small Cap Index will provide a better measure of the Fund’s performance.

3.	Important Notice Regarding Fund Reorganization

Based on a recommendation by the Funds’ advisor and sub-advisor, the Board of Trustees of the Trust has approved a proposed reorganization (the “Reorganization”) of the EP China Fund and the EP Latin America Fund (each a “Target Fund” and collectively, the “Target Funds”) into the EP Emerging Markets Small Companies Fund (formerly the EP Asia Small Companies Fund), subject to the approval of the shareholders of the EP China Fund and the EP Latin America Fund, respectively.

In order to accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization (the “Plan”).  The Plan provides for an exchange of shares of each class of each Target Fund for shares of the same class of the EP Emerging Markets Small Companies Fund, which would be distributed pro rata by the Target Fund to the holders of the shares of such class in complete liquidation of the Target Fund, and the EP Emerging Markets Small Companies Fund’s assumption of all of the liabilities of the Target Fund.  Shareholders of each class of each Target Fund will receive shares of the EP Emerging Markets Small Companies Fund equal in value to the shares of the Target Fund held by the shareholders prior to the Reorganization.  The effect of the Reorganization will be that each Target Fund’s shareholders will become shareholders of the EP Emerging Markets Small Companies Fund.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

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The Board of Trustees has called a meeting of the shareholders of each Fund to vote on the appointment of Champlain as the Fund’s sub-advisor and a meeting of the shareholders of each of the EP China Fund and the EP Latin America Fund to vote on the reorganization of such Fund into the EP Emerging Markets Small Companies Fund.  The Trust intends to mail a combined prospectus and proxy statement to shareholders of the Funds with additional information about Champlain and the Reorganization.  Management of the Trust expects the shareholder meeting to be held on or about October 15, 2015, at 2220 E. Route 66, Suite 226, Glendora, California 91741.

If shareholders of the EP China Fund and the EP Latin America Fund approve the Reorganization, it is expected to take effect on or about October 23, 2015.

Please file this Supplement with your records.

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